Strategic Actions

January 5, 2016







AEGION®

Stronger. Safer. Infrastructure.™





Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on March 2, 2015 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, United Pipeline Systems®, Bayou Companies®, Corrpro®, Fyfe®, Fibrwrap®, Tyfo®, Brinderson®, CRTS®, CCSI®, Schultz™ and our other trademarks referenced herein are the registered trademarks of Aegion Corporation and its affiliates.

Underground Solutions® is the registered trademark of Underground Solutions, Inc.

Underground Solutions expands Aegion's presence in the pressure pipe market

$1.5 to 1.8 billion market for water pressure pipe trenchless solutions

2015-2019 estimated growth CAGR of mid to high single digits


22%
Pipe Bursting
20%
Spray-on
11%
CIPP
47%
Other

CIPP=cured-in-place pipe

Other category includes fiber-reinforced polymers, fold/form, sliplining , upsizing and horizontal directional drilling

Sources: Global Water Intelligence (2015 and 2011), BCC Research

Primary Market Segments

underground SOLUTIONS

Pipe bursting, sliplining and HDD

Insituform

Cured-in-place pipe

FYFE FIBRWRAP

Fiber-reinforced polymers

Underground Solutions provides its patented PVC pipe and performs pipe fusion in most cases

AEGION

Underground Solutions' patented trenchless technology effectively rehabilitates pressure pipe

underground SOLUTIONS

Fusible PVC Pipe

Fusible PVC pipe is backed by **patented technologies** for the manufacturing and field pipe joining of PVC pipe for pressure and non-pressure applications, primarily in North America



Value Proposition

- **Low profile** restrained joint
- **Fusible PVC requires less pipe volume and weight** compared to high-density polyethylene (HDPE) alternative
- Connections with fusible PVC can be easily accomplished with industry standard couplings and fittings

Business Model

Provides PVC pipe and pipe fusion technical services

- Outsource manufacturing of the **patented formulation of the PVC material** and contract installation of the fused PVC solution
- **Proprietary pipe fusion** is typically self-performed

AEGION

Underground Solutions expected to incrementally expand margins

AEGION ENERGY SERVICES

BRINDERSON SCHULTZ

High-quality services for facility maintenance, small cap construction and engineering with industry leading safety programs

10% to 15%
Gross Margin

AEGION INFRASTRUCTURE SOLUTIONS

Insituform

Wastewater pipeline rehabilitation using CIPP technology

AEGION CORROSION PROTECTION

BAYOU corrpro united AEGION COATING SERVICES

Specialty coatings, cathodic protection, corrosion engineering and HDPE linings and field pipe coatings

20% to 25%
Gross Margin

AEGION INFRASTRUCTURE SOLUTIONS

FYFE FIBRWRAP

High strength-to-weight fiber-reinforced polymer material for rehabilitation and strengthening of pipelines and infrastructure

NEW! *Acquired Fyfe European operations providing access to 72 countries in Europe, Africa and the Middle East*

underground SOLUTIONS

NEW! *Patented fusible PVC for pipeline rehabilitation, primarily in water pressure pipes*

30% to 40%
Gross Margin

Underground Solutions adds a new technology to Aegion's portfolio for the rehabilitation of water and wastewater pressure pipelines

Aegion is building a portfolio of trenchless technologies for the water and wastewater pressure pipe market


Small Diameter
(4 to 12 inch)

Distribution lines with long runs and lateral connections

underground SOLUTIONS

Insituform


Medium Diameter
(12 to 36 inch)

Transmission lines with long runs and no lateral connections

underground SOLUTIONS

Insituform


Large Diameter
(≥36 inch)

Transmission lines and force mains with short runs and no lateral connections

FIBRWRAP

Insituform

underground SOLUTIONS

Infrastructure Solutions will have a sizeable presence in the pressure pipe market with nearly $90 million in annual revenues[1]

[1] Based on 2016 estimates

AEGION

Aegion reduces upstream market exposure

Internal Energy Market Assessment

① Upstream markets

Lower expected capital spending particularly in high cost extraction markets such as Canada and Central California

② Need differentiated technologies and services

United Pipeline Systems and Coating Services are challenged, but remain profitable during current down cycle

- *Bayou's application of an innovative insulation technology to be used for Shell Appomattox project*

③ Midstream market remains favorable

Benefits Corrpro's corrosion engineering and cathodic protection expertise although risk is now greater for project delays and possible cancellation of new pipeline construction


united
BAYOU
corrpro
BRINDERSON
BRINDERSON
BAYOU
united
BRINDERSON
corrpro
BRINDERSON
corrpro
corrpro
corrpro
BRINDERSON
corrpro
united
BAYOU
Current Shale Plays
Prospective Shale Plays
Basins

Aegion's Actions

Downsize Energy Services' operations

Continue to support key customers while addressing reduced demand in Central California

Sell 51% equity stake in Bayou Perma-Pipe Canada

Sale of BPPC to joint venture partner MFRI, Inc. for approximately US $9 million[1]

Right-size Corrosion Protection's operations

Compete more effectively in a challenging North American energy market

Reduce corporate and other operating expenses

[1] Transaction expected to close during the first quarter of 2016
Perma-Pipe is a subsidiary of MFRI, Inc.

AEGION

Restructuring to reposition Aegion's upstream exposure and reduce annual costs

Aegion Restructuring

Estimated charges to be recorded in the first quarter of 2016

	Pre-Tax ($ Millions)
Cash Charges	$6.0 to $7.0
Non-Cash charges	$1.0 to $2.0
Total restructuring charges	$7.0 to $9.0

Aegion will soon complete a detailed review of approximately $150 million in certain intangible assets, including goodwill, within the Energy Services and Corrosion Protection reporting segments, which may result in an impairment charge

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Restructuring to reduce total annual operating costs by approximately $15 million, most of which will be realized in 2016

AEGION

Aegion estimated 2016 non-GAAP earnings per share to be in line with expectations for full year results in 2015

Favorable municipal markets and focus on execution support modest revenue growth and improved operating income for Infrastructure Solutions





North American **midstream pipeline construction expected to grow modestly**, which supports Corrosion Protection's Corrpro business





Continued strong demand for refined oil products provides favorable market conditions for Energy Services to maintain revenues near record 2015 levels dependent on turnaround activities



Current low oil prices expected to persist for some time

Expect a more **challenging upstream market**

- Reduced upstream activity to impact Corrosion Protection revenues and profits, especially Bayou Louisiana because of low backlog entering 2016 ahead of the Appomattox contract
  - Decision to exit Canadian pipe coating market reduces annual revenues by approximately $30 million
- Energy Services' upstream revenues to decline by approximately $70 million due to reduced customer demand in Central California

Aegion strategic actions

- Underground Solutions expected to contribute $50 million in revenues with > 10% operating margins
- Restructuring to reduce annual operating costs by approximately $15 million

2016 outlook excludes possible contribution in the fourth quarter from the Shell Appomattox pipe coating contract

AEGION